Student Loan Finance Corporation
Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated
Student Loan Asset-Backed Notes, Series 1999-1
Report for the Month Ended March 31, 2000

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------

     Series    Description                                      Cusip #          Due Date
     --------------------------------------------------------------------------------------------
     1999-1A   Senior Auction Rate Notes........................280907AP1........December 1, 2035
     1999-1B   Senior Auction Rate Notes........................280907AQ9........December 1, 2035
     1999-1C   Subordinate Auction Rate Notes...................280907AR7........December 1, 2035

B.   Notification of Redemption Call of Notes
     ----------------------------------------

     None

C.   Principal Outstanding - March, 2000
     -----------------------------------

                        Principal        Principal          Principal
                     Outstanding,         Payments       Outstanding,
     Series        Start of Month     During Month       End of Month
     -----------------------------------------------------------------
     1999-1A       $78,000,000.00            $0.00     $78,000,000.00
     1999-1B        39,000,000.00             0.00      39,000,000.00
     1999-1C         9,300,000.00             0.00       9,300,000.00
               -------------------------------------------------------
     Totals       $126,300,000.00            $0.00    $126,300,000.00
               =======================================================

D.   Accrued Interest Outstanding - March, 2000
     ------------------------------------------

               Accrued Interest        Interest        Interest    Accrued Interest        Interest
                  Outstanding,          Accrued        Payments        Outstanding,      Rate As Of
     Series     Start of Month     During Month    During Month        End of Month    End Of Month
     -----------------------------------------------------------------------------------------------
     1999-1A       $267,540.00      $394,940.00     $356,720.00         $305,760.00        5.88000%
     1999-1B        132,632.50       196,570.83      176,843.33          152,360.00        5.86000%
     1999-1C         32,007.50        47,249.17       42,676.67           36,580.00        5.90000%
               ---------------------------------------------------------------------
     Totals        $432,180.00      $638,760.00     $576,240.00         $494,700.00
               =====================================================================

E.   Net Loan Rates for Next Interest Period
     ---------------------------------------

                  Interest Period
     Series         Starting Date       Net Loan Rate
     -----------------------------------------------------------
     1999-1A            03-May-00               8.89%
     1999-1B            03-May-00               8.91%
     1999-1C            03-May-00               8.86%

F.   Noteholders' Carry-Over Amounts - March, 2000
     ---------------------------------------------

                    Carry-Over                                        Carry-Over
                      Amounts,        Additions        Payments         Amounts,
     Series     Start of Month     During Month    During Month     End of Month
     ----------------------------------------------------------------------------
     1999-1A             $0.00            $0.00           $0.00            $0.00
     1999-1B              0.00             0.00            0.00             0.00
     1999-1C              0.00             0.00            0.00             0.00
               ------------------------------------------------------------------
     Totals              $0.00            $0.00           $0.00            $0.00
               ==================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - March, 2000
     -----------------------------------------------------------------

                          Accrued         Interest        Interest          Accrued
                        Interest,          Accrued        Payments        Interest,
     Series        Start of Month     During Month    During Month     End of Month
     -------------------------------------------------------------------------------
     1999-1A                $0.00            $0.00           $0.00            $0.00
     1999-1B                 0.00             0.00            0.00             0.00
     1999-1C                 0.00             0.00            0.00             0.00
               ---------------------------------------------------------------------
     Totals                 $0.00            $0.00           $0.00            $0.00
               =====================================================================

II.  Fund Information
     ----------------

A.   Reserve Fund - March, 2000
     --------------------------

                                                                     Amount
                                                                -----------------
     Balance, Start of Month...................................    $1,894,500.00
     Additions During Month....................................             0.00
     Less Withdrawals During Month.............................             0.00
                                                                -----------------
     Balance, End of Month......................................   $1,894,500.00
                                                                =================

B.   Capitalized Interest Account - March, 2000
     ------------------------------------------

                                                                     Amount
                                                                -----------------
     Balance, Start of Month....................................   $4,554,040.99
     Additions During Month.....................................            0.00
     Less Withdrawals During Month..............................            0.00
                                                                -----------------
     Balance, End of Month......................................   $4,554,040.99
                                                                =================

C.   Acquisition Account  - March, 2000
     ----------------------------------

                                                                     Amount
                                                                -----------------
     Balance, Start of Month....................................  $18,013,655.29
     Additions During Month.....................................            0.00
     Less Withdrawals for Eligible Loans:
       Principal Acquired.......................................  (15,856,316.38)
       Premiums and Related Acquisition Costs...................      (80,873.39)
                                                                -----------------
     Balance, End of Month......................................   $2,076,465.52
                                                                =================

D.   Alternative Loan Guarantee Account - March, 2000
     ------------------------------------------------

                                                                     Amount
                                                                -----------------
     Balance, Start of Month....................................   $1,051,109.16
     Guarantee Fees Received During Month.......................      557,191.64
     Interest Received During Month.............................        4,493.15
     Other Additions During Month...............................            0.00
     Less Withdrawals During Month for Default Payments.........            0.00
                                                                -----------------
     Balance, End of Month......................................   $1,612,793.95
                                                                =================

III. Student Loan Information

A.   Student Loan Principal Outstanding - March, 2000
     ------------------------------------------------

                                                                     Amount
                                                                -----------------
     Balance, Start of Month....................................  $ 94,548,772.93
     Loans Purchased / Originated...............................    15,856,316.38
     Capitalized Interest.......................................       142,274.41
     Less Principal Payments Received...........................    (1,683,624.97)
     Other Increases (Decreases)................................        (4,776.51)
                                                                -----------------
     Balance, End of Month......................................  $108,858,962.24
                                                                =================

B.   Composition of Student Loan Portfolio as of March 31, 2000
     ----------------------------------------------------------

                                                                     Amount
                                                                -----------------
     Aggregate Outstanding Principal Balance.................... $108,858,962.24
     Number of Borrowers........................................          16,402
     Average Outstanding Principal Balance Per Borrower.........          $6,637
     Number of Loans (Promissory Notes).........................          29,930
     Average Outstanding Principal Balance Per Loan.............          $3,637
     Weighted Average Interest Rate.............................            7.58%

C.    Distribution of Student Loan Portfolio by Loan Type as of March 31, 2000
      ------------------------------------------------------------------------

                                                                      Outstanding
                                                                        Principal
      Loan Type                                                           Balance              Percent
     --------------------------------------------------------------------------------------------------
      Stafford - Subsidized....................................    $37,705,326.72                34.6%
      Stafford - Unsubsidized..................................     22,028,216.41                20.2%
      PLUS.....................................................     13,191,431.02                12.1%
      SLS......................................................        114,331.81                 0.1%
      Consolidation............................................      5,860,541.66                 5.4%
      Alternative..............................................     29,959,114.62                27.5%
                                                                 --------------------------------------
      Total....................................................   $108,858,962.24               100.0%
                                                                 ======================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of March 31,
      -----------------------------------------------------------------------
      2000
      ----

                                                                      Outstanding
                                                                        Principal
      Interest Rate                                                       Balance              Percent
     --------------------------------------------------------------------------------------------------
      Less Than 7.00%..........................................    $24,507,488.03                22.5%
      7.00% to 7.49%...........................................      8,486,203.58                 7.8%
      7.50% to 7.99%...........................................     62,949,378.06                57.8%
      8.00% to 8.49%...........................................      1,311,299.11                 1.2%
      8.50% to 8.99%...........................................      7,353,967.91                 6.8%
      9.00% to 9.49%...........................................         73,823.62                 0.1%
      9.50% or Greater.........................................      4,176,801.93                 3.8%
                                                                 --------------------------------------
      Total....................................................   $108,858,962.24               100.0%
                                                                 ======================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      March 31, 2000
      --------------

                                                                      Outstanding
                                                                        Principal
      Borrower Payment Status                                            Balance              Percent
     --------------------------------------------------------------------------------------------------
      School...................................................    $23,493,515.61                21.6%
      Grace....................................................      9,084,094.44                 8.3%
      Repayment................................................     61,051,086.95                56.1%
      Deferment................................................     10,050,545.27                 9.2%
      Forbearance..............................................      4,246,044.95                 3.9%
      Claims...................................................        933,675.02                 0.9%
                                                                 --------------------------------------
      Total....................................................   $108,858,962.24               100.0%
                                                                 ======================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of March
      ------------------------------------------------------------------------
      31, 2000
      --------

                                                                  Percent by Outstanding Balance
                                                            -------------------------------------------
                                                                       Repayment,
                                                                       Deferment,
                                                 Outstanding          Forbearance
                                                   Principal      & Claims Status         All Loans in
      Delinquency Status                             Balance           Loans Only            Portfolio
     --------------------------------------------------------------------------------------------------
      31 to 60 Days......................      $2,325,632.70                 3.0%                 2.1%
      61 to 90 Days......................       2,118,109.92                 2.8%                 1.9%
      91 to 120 Days.....................       1,529,715.06                 2.0%                 1.4%
      121 to 180 Days....................         841,561.65                 1.1%                 0.8%
      181 to 270 Days....................         317,088.90                 0.4%                 0.3%
      Over 270 Days......................          63,812.33                 0.1%                 0.1%
      Claims Filed, Not Yet Paid.........         933,675.02                 1.2%                 0.9%
                                           ------------------------------------------------------------
      Total..............................      $8,129,595.58                10.7%                 7.5%
                                           ============================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of March 31,
      --------------------------------------------------------------------------
      2000
      ----


                                                                      Outstanding
                                                                        Principal
      Guarantee Status                                                    Balance              Percent
     --------------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.............................     $    433,862.40                 0.4%
      FFELP Loan Guaranteed 98%..............................       78,465,985.22                72.1%
      Alternative Loans Non-Guaranteed.......................       29,959,114.62                27.5%
                                                               ----------------------------------------
      Total..................................................     $108,858,962.24               100.0%
                                                               ========================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of March 31,
      --------------------------------------------------------------------------
      2000
      ----

                                                                      Outstanding
                                                                        Principal
      Guarantee Agency                                                    Balance              Percent
     --------------------------------------------------------------------------------------------------
      Education Assistance Corporation.......................     $ 37,012,247.38                34.0%
      California Student Aid Commission......................       22,136,683.16                20.3%
      United Student Aid Funds, Inc..........................        8,344,523.17                 7.7%
      Pennsylvania Higher Education Assistance
      Agency.................................................        4,677,102.97                 4.3%
      Great Lakes Higher Education Corporation...............        4,618,057.09                 4.2%
      Other Guarantee Agencies...............................        2,111,233.85                 1.9%
      Alternative Loans Non-Guaranteed.......................       29,959,114.62                27.5%
                                                               ----------------------------------------
      Total..................................................     $108,858,962.24               100.0%
                                                               ========================================

I.    Fees and Expenses Accrued For / Through  March, 2000
      ----------------------------------------------------

                                                                        For The 3
                                                                     Months Ended
                                                 March, 2000       March 31, 2000
                                             -------------------------------------
      Servicing Fees........................      $95,251.59          $257,870.94
      Indenture Trustee Fees................        2,631.28             7,893.73
      Broker / Dealer Fees..................       27,189.58            45,608.33
      Auction Agent Fees....................        2,175.17             6,385.17
      Other Permitted Expenses..............            0.00                 0.00
                                             -------------------------------------
      Total.................................     $127,247.62          $317,758.17
                                             =====================================

J.    Ratio of Assets to Liabilities as of March 31, 2000
      ---------------------------------------------------

                                                                           Amount
                                                                ------------------
      Total Indenture Assets.................................     $124,846,144.38
      Total Indenture Liabilities............................      126,910,369.25
                                                                ------------------
      Ratio..................................................              98.37%
                                                                ==================